BUILDERS FIXED INCOME FUND, INC.
                          Supplement to the Prospectus
                               Dated April 30, 2003



     The following supplements the Prospectus sections "Risk/Return Summary" and "Principal Investment Strategies":

     The Fund may invest less than 30% of its net assets in ProLoan mortgage-backed securities for defensive purposes if sufficient ProLoan mortgage-backed securities have not been generated or if the Subadviser determines that higher exposure to mortgage-backed securities could have a negative impact on the Fund's performance.


     Effective June 6, 2003, Capital Mortgage Management, Inc., the Fund's Manager, will have a new address as follows:

Capital Mortgage Management, Inc.
218 Henry Road
Manchester, Missouri 63011
(636) 207-0160
(636) 207-1740 (facsimile)


                          Supplement dated June 5, 2003